UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2010

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-33872	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-165349 and 333-165349-03) filed by Susquehanna Bancshares, Inc. (“Susquehanna”) and Susquehanna Capital II (“Capital II”) with the Securities and Exchange Commission. On March 16, 2010, Capital II issued its 11% Cumulative Trust Preferred Securities, Series II (the “Trust Issuance”) and used the proceeds from such issuance, together with the proceeds of the issuance of its common securities, to purchase 11% Junior Subordinated Deferrable Interest Debentures, Series II from Susquehanna (the “Company Issuance”). The purpose of this Current Report is to file with the Securities and Exchange Commission (i) the Amended and Restated Trust Agreement, the Guarantee Agreement and the 11% Cumulative Trust Preferred Securities, Series II, relating to the Trust Issuance, (ii) the Supplemental Indenture and the 11% Junior Subordinated Deferrable Interest Debentures, Series II, relating to the Company Issuance, (iii) the opinion of Morgan, Lewis & Bockius LLP relating to the Company Issuance, (iv) the opinion of Richards, Layton & Finger, P.A. relating to the Trust Issuance and (v) the opinion of Morgan, Lewis & Bockius LLP, Susquehanna’s tax counsel, relating to certain tax matters.

(d)	Exhibits.

Exhibit	Description

4.1	Amended and Restated Trust Agreement, dated as of March 16, 2010, by and among Susquehanna, as depositor, The Bank of New York Mellon Trust Company, N.A., as property trustee, BNY Mellon Trust of Delaware, as Delaware trustee, the administrative trustees named therein and the Holders as defined therein

4.2	Guarantee Agreement, dated as of March 16, 2010, between Susquehanna, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	First Supplemental Indenture, dated as of March 16, 2010, between Susquehanna and The Bank of New York Mellon Trust Company, N.A., as trustee

4.4	11% Cumulative Trust Preferred Securities, Series II

4.5	11% Junior Subordinated Deferrable Interest Debentures, Series II

5.1	Opinion of Morgan, Lewis & Bockius LLP

5.2	Opinion of Richards Layton & Finger, P.A., Delaware counsel

8.1	Opinion of Morgan, Lewis & Bockius LLP, tax counsel

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
(Registrant)

By:	/s/ DREW K. HOSTETTER
Drew K. Hostetter
Executive Vice President and Chief Financial Officer

Dated: March 16, 2010

Exhibit Index

Exhibit	Description

4.1	Amended and Restated Trust Agreement, dated as of March 16, 2010, by and among Susquehanna, as depositor, The Bank of New York Mellon Trust Company, N.A., as property trustee, BNY Mellon Trust of Delaware, as Delaware trustee, the administrative trustees named therein and the Holders as defined therein

4.2	Guarantee Agreement, dated as of March 16, 2010, between Susquehanna, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	First Supplemental Indenture, dated as of March 16, 2010, between Susquehanna and The Bank of New York Mellon Trust Company, N.A., as trustee

4.4	11% Cumulative Trust Preferred Securities, Series II

4.5	11% Junior Subordinated Deferrable Interest Debentures, Series II

5.1	Opinion of Morgan, Lewis & Bockius LLP

5.2	Opinion of Richards Layton & Finger, P.A., Delaware counsel

8.1	Opinion of Morgan, Lewis & Bockius LLP, tax counsel